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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2000


                          PREFERENCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    NEVADA
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                  (State or other jurisdiction of incorporation)


              0-26975                            88-0417949
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       (Commission File No.)                (I.R.S. Employer Identification No.)

       333 N. Rancho, Suite 900, Las Vegas, NV                  89106
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       (Address of Principal Executive Offices)                 (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702)648-6400


                                   N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







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

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS


     On March 9, 2000, Mr. Kerry Nicponski tendered his resignation to the Registrant from his positions of Chief Operating Officer and Director. No successor to these positions has been named. Mr. Nicponski did not provide a reason to company management for his resignation. A copy of Mr. Nicponski's letter of resignation is included herewith.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           PREFERENCE TECHNOLOGIES, INC.
                                           (Registrant)



March 14, 2000                             /s/ Michael S. Calderone
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                                           By:  Michael S. Calderone
                                           Its: President and Director





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                          RESIGNATION AND TERMINATION

VIA FACSIMILE (639-6096) and HAND DELIVERY
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       To:  The Board of Directors and Chief Executive Officer of Preference
            Technologies, Inc., a Nevada corporation
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I hereby resign and terminate, effective immediately, all of my positions and employment with Preference Technologies, Inc. including my position as a member of the board of directors.


Kerry Nicponski
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/s/ Kerry Nicponski
March 9, 2000















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